EXHIBIT 99.1

Octillion Completes Private Placement

Proceeds to be used for general corporate purposes and further development of new nanosilicon photovoltaic solar cells that have the potential to adapt home and office glass windows into ones capable of generating electricity from sunlight

Vancouver, BC – April 23, 2007 – Octillion Corp. (Symbol: OCTL) today announced it has completed a $500,000 private placement with accredited investors. The Company sold 1,000,000 units, with each unit consisting of one common share and three share purchase warrants. In total, inclusive of the proceeds to be received from the exercise of the warrants, the Company will receive $2,150,000 from this funding.

The proceeds from this private placement will be used for working capital and general corporate purposes including, but not limited to, ongoing research and development work involving the integration of silicon nanoparticles onto glass surfaces in order to convert solar energy coming through home and office windows into electricity, without losing significant transparency or requiring major changes in manufacturing infrastructure.

These nanosilicon photovoltaic solar cells are created through a unique electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%). The process of producing these silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

The Company’s research and development work is being conducted at fully equipped research facilities located at the University of Illinois in Urbana-Champaign (UIUC) pursuant to a Sponsored Research Agreement with UIUC. Our current ongoing solar cell technology research and development initiatives include:

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Construction of a small scale prototype window coated with nanosilicon photovoltaic solar cells;

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Testing of photovoltaic conversion in the prototype window;

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Optimizing materials used in the prototype window;

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Obtaining target light transmission of 70% through the prototype; and

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Conducting a cost benefit engineering analysis.

“When combined with funds already on hand, this private placement significantly bolsters our cash reserves,” states Mr. Harmel S. Rayat, President and CEO of Octillion.  “Having funds readily available gives us multiple options that could potentially include, among other things, enhancing the pace of our current research and development initiatives or seeking out other technologies and business opportunities for the benefit of our shareholders.”

The securities sold by the Company consisted of 1,000,000 units, at a price of $0.50 per unit, with each unit consisting of one share of common stock, one Class C Non-redeemable Warrant to purchase a share of common stock at $0.50 per share for a period of 18 months from the date of issuance, one Class D Non-redeemable Warrant to purchase a share of common stock at $0.55 per share for a period of 24 months from the date of issuance and one Class E Non-redeemable Warrant to purchase a share of common stock at $0.60 per share for a period of 36 months from the date of issuance.

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging technologies.

Through established relationships with universities, research institutions, teaching hospitals and government agencies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research for significantly less than conventional organizations.

Among our current research and development activities are the development of 1) a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure, and 2) technologies and products for peripheral and optic nerve damage and nerve regeneration.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies.

Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.